Other receivables, prepayments and other current assets (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Other receivables, prepayments and other current assets (Textual)
Other receivables	$ 919,342
Percentage of advance payments for investments in equity ownerships	40.00%
Recorded as impairment on prepaid investment	$ 651,973
Purchase of agreement, description	Payment of $890,396 upon signing of an agreement to purchase RVs for business use and $28,948 advance to employees for miscellaneous expenses. In first quarter of 2020, the vehicle purchase agreement was cancelled due to outbreak of COVID-19 and the payment of $890,396 was returned to the Company.